UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2014

ContraVir Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55020	46-2783806
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 2012

New York, NY 10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sale of Equity Securities

On February 4, 2014, ContraVir Pharmaceuticals, Inc. (the “Company”) entered into securities purchase agreements with certain accredited investors, as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Company sold the investors an aggregate of 9,485,294 units, each unit consisting of one (1) share of the Company’s common stock, par value $0.0001 per share (or 9,485,294 shares of common stock in the aggregate) (the “Common Stock”) and a warrant to purchase one-half (1/2) share of Common Stock (or 4,742,647 shares of Common Stock in the aggregate) (collectively, the “Warrants”), for aggregate gross proceeds of $3,225,000. The Warrants are exercisable for a period of six years from the date of issuance at an initial exercise price of $0.37, subject to adjustment.

The securities sold in the private placement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Each investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.   This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as exhibits to this Current Report on Form 8-K.  Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

4.1	Form of Warrant issued to the investors in the February 2014 private placement.

10.1	Form of securities purchase agreement by and among ContraVir Pharmaceuticals, Inc. and the investors in the February 2014 private placement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2014

CONTRAVIR PHARMACEUTICALS INC.

	By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Chief Executive Officer